SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 15, 2003

                               GASCO ENERGY, INC.

             (Exact name of registrant as specified in its charter)

            NEVADA                    0-26321               98-0204105
(State or other jurisdiction of     (Commission            (IRS Employer
       incorporation)               File Number)         Identification No.)

    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112

               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: Not applicable.

         (b) Pro forma financial information: Not applicable.

         (c) Exhibits:

             REGULATION
             S-K NUMBER                      DOCUMENT

                99.1                Press release dated October 15, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
         99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GASCO ENERGY, INC.


October 15, 2003                    By:  /s/ W. KING GRANT
                                       -----------------------------------
                                         W. King Grant
                                         Chief Financial Officer

                                  EXHIBIT 99.1

                      PRESS RELEASE DATED OCTOBER 15, 2003

GASCO
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ENERGY

NEWS RELEASE / FOR RELEASE AT XXX AM EDT, WEDNESDAY, OCTOBER 15, 2003

                 GASCO ANNOUNCES $2.5 MILLION PRIVATE PLACEMENT

                          OF 8% CONVERTIBLE DEBENTURES

DENVER - (PR Newswire) - October 15, 2003 - Gasco Energy, Inc. (OTCBB: GASE) today announced the closing of its sale of $2.5 million of 8% Convertible Debentures in a private placement. Proceeds will be used to accelerate the development and exploitation of its core-area Riverbend Project in the Uinta Basin in Utah and for ongoing operations

Specifically, proceeds will in part be applied to Gasco's share of costs to complete two shut-in natural gas wells, the Lytham Federal 22-22 and the Federal 32-31. In addition, Gasco will contribute its share of recompletion costs on two additional wells, the Federal 42-29 and the Federal 23-21. All activity is concentrated on Gasco's Riverbend project in the Uinta Basin. Further information about the completion plans will be forthcoming.


     THE $2.5 MILLION 8% CONVERTIBLE DEBENTURES INCLUDE THE FOLLOWING TERMS:

  o   Interest rate is 8% per annum payable monthly.
  o   Monthly principal payments of $37,500 begin in the fourth quarter of 2006.
  o   Maturity date is October 15, 2008.
  o Payment is secured by the producing and completed wellbores that Gasco develops using this financing.
  o Convertible Debentures are convertible into 4,166,667 of Gasco common shares at any time at the holder's election. The conversion price is $0.60 per common share.
  o The holders have the right to designate a single nominee to Gasco's Board of Directors. Mr. John Schmit, Vice President of Investments for RENN Capital Group, Inc., joins the Board of Gasco, effective immediately.

The sale of the Convertible Debentures was not registered under the Securities Act of 1933. The Convertible Debentures may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

                               ABOUT GASCO ENERGY

Gasco Energy, Inc. is a Denver-based natural gas and oil exploitation and development company that focuses on natural-gas-rich prospects in the Rocky Mountain area of the United States. The Company currently is active in the Uinta Basin in Utah and in the Greater Green River Basin of Wyoming. To learn more, visit WWW.GASCOENERGY.COM.

Contact for Gasco Energy, Inc.: Investor Relations: 800-645-9254

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